
                                  CINERGY CORP.
                        CONSOLIDATING STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                    (in thousands, except per share amounts)

                                                                           Consolidated       Consolidated
                                                          Cinergy        The Cincinnati Gas    PSI Energy,
                                         Cinergy Corp.  Services, Inc.  & Electric Company 1/    Inc. 1/
                                         ------------------------------------------------------------------

OPERATING REVENUES
  Electric
    Non-affiliated companies             $         -    $         -          $ 1,920,915       $ 1,940,783
    Affiliated companies                           -                              35,341            17,686
  Gas
    Non-affiliated companies                       -              -              491,145                 -
    Affiliated companies                                          -               4,475
  Other                                            -        483,823                    -                 -
                                         ------------   ------------    -----------------      ------------
                                                   -        483,823            2,451,876         1,958,469

OPERATING EXPENSES
  Fuel used in electric production                 -              -              300,487           392,948
  Gas purchased                                    -              -              266,123                 -
  Purchased and exchanged power
    Non-affiliated companies                       -              -              583,065           636,293
    Affiliated companies                           -              -               12,473            29,932
  Other operation                                  -        468,739              308,239           344,878
  Maintenance                                      -              -               90,097            86,374
  Depreciation                                     -            920              163,418           125,659
  Amortization of phase-in deferrals               -              -               13,483                 -
  Post-in-service deferred operating
    expenses - net                                 -              -                3,290             1,072
  Income taxes                                     -              -              172,047            76,890
  Taxes other than income taxes                    -         12,333              211,303            53,721
                                         ------------   ------------    -----------------      ------------
                                                   -        481,992            2,124,025         1,747,767

OPERATING INCOME                                   -          1,831              327,851           210,702

OTHER INCOME AND EXPENSES - NET
  Allowance for equity funds used during
    construction                                   -              -                   98                 -
  Post-in-service carrying costs                   -              -                    -                 -
  Phase-in deferred return                         -              -                8,008                 -
  Equity in earnings of consolidated
    subsidiaries                             284,596              -                    -                 -
  Equity in earnings of unconsolidated
    subsidiaries                                   -              -                    -                 -
  Income taxes                                 3,314              -               33,286            (1,039)
  Other - net                                 (2,660)          (472)             (14,262)            6,997
                                         ------------   ------------    -----------------      ------------
                                             285,250           (472)              27,130             5,958

INCOME BEFORE INTEREST AND OTHER CHARGES     285,250          1,359              354,981           216,660

INTEREST AND OTHER CHARGES
  Interest on long-term debt                       -              -              110,134            71,638
  Other interest                              32,012          1,359               10,327            13,584
  Allowance for borrowed funds used during
    construction                                   -              -               (4,633)             (767)
  Preferred dividend requirements of
    subsidiaries                                   -              -                    -                 -
                                         ------------   ------------    -----------------      ------------
                                              32,012          1,359              115,828            84,455

NET INCOME BEFORE EXTRAORDINARY ITEM         253,238              -              239,153           132,205
  Extraordinary Item - equity share of
    windfall profits tax (less applicable
      income taxes of $0)
  Preferred Dividend Requirement                   -              -                  868            11,701
                                         ------------   ------------    -----------------      ------------
NET INCOME                                 $ 253,238            $ -            $ 238,285         $ 120,504

AVERAGE COMMON SHARES OUTSTANDING
EARNINGS PER COMMON SHARE
  Net income before extraordinary item
  Extraordinary item
  Net income
EARNINGS PER COMMON SHARE -
    ASSUMING DILUTION
  Net income before extraordinary item
  Extraordinary item
  Net income

DIVIDENDS DECLARED PER COMMON SHARE

1/  See accompanying consolidating statements of income (loss).


                                  CINERGY CORP.
                  CONSOLIDATING STATEMENT OF INCOME (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                    (in thousands, except per share amounts)

                                                 Consolidated
                                                   Cinergy                          Consolidated
                                               Investments, Inc.    Eliminations    Cinergy Corp.
                                               --------------------------------------------------

OPERATING REVENUES
  Electric
    Non-affiliated companies                    $         -         $       -       $ 3,861,698
    Affiliated companies                                  -           (53,027)                -
  Gas
    Non-affiliated companies                              -                 -           491,145
    Affiliated companies                                               (4,475)                -
  Other                                                   -          (483,823)                -
                                              --------------      ------------      ------------
                                                          -          (541,325)        4,352,843

OPERATING EXPENSES
  Fuel used in electric production                        -                 -           693,435
  Gas purchased                                           -                35           266,158
  Purchased and exchanged power
    Non-affiliated companies                              -                 -         1,219,358
    Affiliated companies                                  -           (42,405)                -
  Other operation                                         -          (483,911)          637,945
  Maintenance                                             -                 -           176,471
  Depreciation                                            -              (920)          289,077
  Amortization of phase-in deferrals                      -                 -            13,483
  Post-in-service deferred operating
    expenses - net                                        -                 -             4,362
  Income taxes                                            -                 -           248,937
  Taxes other than income taxes                           -           (12,333)          265,024
                                              --------------      ------------      ------------
                                                          -          (539,534)        3,814,250

OPERATING INCOME                                          -            (1,791)          538,593

OTHER INCOME AND EXPENSES - NET
  Allowance for equity funds used during
    construction                                          -                 -                98
  Post-in-service carrying costs                          -                 -                 -
  Phase-in deferred return                                -                 -             8,008
  Equity in earnings of consolidated
    subsidiaries                                          -          (284,596)                -
  Equity in earnings of unconsolidated
    subsidiaries                                     60,392                 -            60,392
  Income taxes                                          376                 -            35,937
  Other - net                                       (15,483)           (5,622)          (31,502)
                                              --------------      ------------      ------------
                                                     45,285          (290,218)           72,933

INCOME BEFORE INTEREST AND OTHER CHARGES             45,285          (292,009)          611,526

INTEREST AND OTHER CHARGES
  Interest on long-term debt                              -                 -           181,772
  Other interest                                     10,078            (7,413)           59,947
  Allowance for borrowed funds used
    during construction                                   -                 -            (5,400)
  Preferred dividend requirements of
    subsidiaries                                          -            12,569            12,569
                                              --------------      ------------      ------------
                                                     10,078             5,156           248,888

NET INCOME BEFORE EXTRAORDINARY ITEM                 35,207          (297,165)          362,638
  Extraordinary Item - equity share of
    windfall profits tax (less applicable
      income taxes of $0)                          (109,400)                -          (109,400)
  Preferred Dividend Requirement                          -           (12,569)                -
                                              --------------      ------------      ------------
NET INCOME                                        $ (74,193)       $ (284,596)        $ 253,238

AVERAGE COMMON SHARES OUTSTANDING                                                       157,685
EARNINGS PER COMMON SHARE
  Net income before extraordinary item                                                    $2.30
  Extraordinary item                                                                      $0.69
  Net income                                                                              $1.61
EARNINGS PER COMMON SHARE -
    ASSUMING DILUTION
  Net income before extraordinary item                                                    $2.28
  Extraordinary item                                                                      $0.69
  Net income                                                                              $1.59
DIVIDENDS DECLARED PER COMMON SHARE                                                       $1.80

1/  See accompanying consolidating statements of income (loss).


                                  CINERGY CORP.
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 1997

                             (dollars in thousands)


                                                                                           Consolidated         Consolidated
                                                                          Cinergy        The Cincinnati Gas     PSI Energy,
                                                       Cinergy Corp.   Services, Inc.    & Electric Company 1/    Inc. 1/
                                                       ----------------------------------------------------------------------
ASSETS

UTILITY PLANT - ORIGINAL COST
  In service
    Electric                                                     $ -              $ -          $ 4,700,631       $ 4,280,551
    Gas                                                            -                -              746,903                 -
    Common                                                         -                -              186,078                 -
                                                       --------------  ---------------   ------------------    --------------
                                                                   -                -            5,633,612         4,280,551
  Accumulated depreciation                                         -                -            2,008,005         1,792,317
                                                       --------------  ---------------   ------------------    --------------
                                                                   -                -            3,625,607         2,488,234

  Construction work in progress                                    -                -              118,133            65,129
                                                       --------------  ---------------   ------------------    --------------
         Total utility plant                                       -                -            3,743,740         2,553,363

CURRENT ASSETS
  Cash and temporary cash investments                         11,491                -                2,349            18,169
  Restricted deposits                                              -                -                1,173             1,146
  Notes receivable from affiliated companies                     447                -               27,193            21,998
  Accounts receivable - net                                      218              339              193,549           198,008
  Accounts receivable from affiliated companies               80,818           19,534               35,507             6,384
  Materials, supplies, and fuel - at average cost
     Fuel for use in electric production                           -                -               29,682            28,234
     Gas stored for current use                                    -                -               29,174                 -
     Other materials and supplies                                  -                -               49,111            26,955
  Prepayments and other                                        1,540                -               31,827             4,438
                                                       --------------  ---------------   ------------------    --------------
                                                              94,514           19,873              399,565           305,332

OTHER ASSETS
  Regulatory assets
     Amounts due from customers - income taxes                     -                -              350,515            23,941
     Post-in-service carrying costs and
       deferred operating expenses                                 -                -              134,672            43,832
     Coal contract buyout costs                                    -                -                    -           122,485
     Deferred demand-side management costs                         -                -               38,318            71,278
     Phase-in deferred return and depreciation                     -                -               89,689                 -
     Deferred merger costs                                         -                -               16,557            73,789
     Unamortized costs of reacquiring debt                         -                -               36,575            29,667
     Other                                                         -                -                1,439            44,094
  Investments in consolidated subsidiaries                 3,055,985                -                    -                 -
  Investments in unconsolidated subsidiaries                       -                -                    -                 -
  Other                                                        3,668           19,619              103,368           138,650
                                                       --------------  ---------------   ------------------    --------------
                                                           3,059,653           19,619              771,133           547,736

                                                         $ 3,154,167         $ 39,492          $ 4,914,438       $ 3,406,431

1/ See accompanying consolidating balance sheets.



                                  CINERGY CORP.
                     CONSOLIDATING BALANCE SHEET (CONTINUED)
                                DECEMBER 31, 1997

                             (dollars in thousands)

                                                           Consolidated
                                                             Cinergy
                                                           Investments,                   Consolidated
                                                             Inc. 1/      Eliminations    Cinergy Corp.
                                                         ------------------------------------------------
ASSETS

UTILITY PLANT - ORIGINAL COST
  In service
    Electric                                                $       -      $          -     $ 8,981,182
    Gas                                                             -                 -         746,903
    Common                                                          -                 -         186,078
                                                         -------------  ---------------- ---------------
                                                                    -                 -       9,914,163
  Accumulated depreciation                                          -                 -       3,800,322
                                                         -------------  ---------------- ---------------
                                                                    -                 -       6,113,841

  Construction work in progress                                     -                 -         183,262
                                                         -------------  ---------------- ---------------
         Total utility plant                                        -                 -       6,297,103

CURRENT ASSETS
  Cash and temporary cash investments                          21,301                 -          53,310
  Restricted deposits                                               -                 -           2,319
  Notes receivable from affiliated companies                        -           (49,638)              -
  Accounts receivable - net                                    21,511                 1         413,626
  Accounts receivable from affiliated companies                     -          (142,243)              -
  Materials, supplies, and fuel - at average cost
     Fuel for use in electric production                            -                 -          57,916
     Gas stored for current use                                     -                 -          29,174
     Other materials and supplies                                   -                 -          76,066
  Prepayments and other                                           366                 -          38,171
                                                         -------------  ---------------- ---------------
                                                               43,178          (191,880)        670,582

OTHER ASSETS
  Regulatory assets
     Amounts due from customers - income taxes                      -                 -         374,456
     Post-in-service carrying costs and
       deferred operating expenses                                  -                 -         178,504
     Coal contract buyout costs                                     -                 -         122,485
     Deferred demand-side management costs                          -                 -         109,596
     Phase-in deferred return and depreciation                      -                 -          89,689
     Deferred merger costs                                          -                 -          90,346
     Unamortized costs of reacquiring debt                          -                 -          66,242
     Other                                                          -                 -          45,533
  Investments in consolidated subsidiaries                          -        (3,055,985)              -
  Investments in unconsolidated subsidiaries                  537,720                 -         537,720
  Other                                                        15,028            (4,436)        275,897
                                                         -------------  ---------------- ---------------
                                                              552,748        (3,060,421)      1,890,468

                                                            $ 595,926      $ (3,252,301)    $ 8,858,153

1/ See accompanying consolidating balance sheets.

                                  CINERGY CORP.
                           CONSOLIDATING BALANCE SHEET
                                DECEMBER 31, 1997

                             (dollars in thousands)

                                                                                                Consolidated       Consolidated
                                                                              Cinergy        The Cincinnati Gas     PSI Energy,
                                                            Cinergy Corp.  Services, Inc.  & Electric Company 1/      Inc. 1/
                                                            -------------  --------------  ---------------------  --------------

COMMON STOCK EQUITY
  Common stock - $.01 par value; authorized
     shares 600,000,000; outstanding shares -
     157,744,658                                                 $ 1,577       $      -             $         -     $         -
  Common stock of subsidiaries                                         -              -                 762,136             539
  Paid-in capital                                              1,573,064              -                 534,649         400,893
  Retained earnings (deficit)                                    965,084              -                 313,803         636,228
  Cumulative foreign currency translation adjustment                (525)             -                       -               -
                                                            -------------  -------------      ------------------  --------------
          Total common stock equity                            2,539,200              -               1,610,588       1,037,660

CUMULATIVE PREFERRED STOCK OF SUBSIDIARIES
  Not subject to mandatory redemption                                  -              -                  20,793         157,196
LONG-TERM DEBT                                                         -              -               1,324,432         826,470
                                                            -------------  -------------      ------------------  --------------
          Total capitalization                                 2,539,200              -               2,955,813       2,021,326
CURRENT LIABILITIES
  Long-term debt due within one year                                   -              -                       -          85,000
  Notes payable and other short-term obligations                 600,428              -                 289,000         190,600
  Notes payable to affiliated companies                                -         20,950                  12,253          16,435
  Accounts payable                                                   447         15,547                 249,538         212,833
  Accounts payable to affiliated companies                        15,551          2,274                  10,821          41,326
  Accrued taxes                                                  (14,653)         1,232                 149,129          69,304
  Accrued interest                                                  (256)             -                  25,430          21,369
  Other                                                                -              -                  29,950           2,560
                                                            -------------  -------------      ------------------   -------------
                                                                 601,517         40,003                 766,121         639,427
OTHER LIABILITIES
  Deferred income taxes                                           13,291           (651)                794,396         403,535
  Unamortized investment tax credits                                   -              -                 116,966          49,296
  Accrued pension and other postretirement
    benefit costs                                                      -              -                 180,566         116,576
  Other                                                              159            140                 100,576         176,271
                                                            -------------  -------------      ------------------   -------------
                                                                 13, 450           (511)              1,192,504         745,678

                                                             $ 3,154,167       $ 39,492             $ 4,914,438     $ 3,406,431



                                  CINERGY CORP.
                     CONSOLIDATING BALANCE SHEET (CONTINUED)
                                DECEMBER 31, 1997

                             (dollars in thousands)
                                                           Consolidated
                                                             Cinergy
                                                           Investments,                    Consolidated
                                                             Inc. 1/       Eliminations    Cinergy Corp.
                                                         --------------  ---------------  ---------------
CAPITALIZATION AND LIABILITIES

COMMON STOCK EQUITY
  Common stock - $.01 par value; authorized
     shares 600,000,000; outstanding shares -
     157,744,658                                                   $ -              $ -          $ 1,577
  Common stock of subsidiaries                                       -         (762,675)               -
  Paid-in capital                                              481,753       (1,417,295)       1,573,064
  Retained earnings (deficit)                                  (68,905)        (881,126)         965,084
  Cumulative foreign currency translation adjustment              (262)             262             (525)
                                                         --------------  ---------------  ---------------
          Total common stock equity                            412,586       (3,060,834)       2,539,200

CUMULATIVE PREFERRED STOCK OF SUBSIDIARIES
  Not subject to mandatory redemption                                -                -          177,989

LONG-TERM DEBT                                                       -                -        2,150,902
                                                         --------------  ---------------  ---------------
          Total capitalization                                 412,586       (3,060,834)       4,868,091

CURRENT LIABILITIES
  Long-term debt due within one year                                 -                -           85,000
  Notes payable and other short-term obligations                34,000                -        1,114,028
  Notes payable to affiliated companies                              -          (49,638)               -
  Accounts payable                                               9,443              908          488,716
  Accounts payable to affiliated companies                      72,270         (142,242)               -
  Accrued taxes                                                (17,979)               -          187,033
  Accrued interest                                                  79                -           46,622
  Other                                                         46,683                -           79,193
                                                         --------------  ---------------  ---------------
                                                               144,496         (190,972)       2,000,592

OTHER LIABILITIES
  Deferred income taxes                                         38,467             (495)       1,248,543
  Unamortized investment tax credits                                 -                -          166,262
  Accrued pension and other postretirement
    benefit costs                                                    -                -          297,142
  Other                                                            377                -          277,523
                                                         --------------  ---------------  ---------------
                                                                38,844             (495)       1,989,470

                                                             $ 595,926     $ (3,252,301)     $ 8,858,153



                                  CINERGY CORP.
            CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY

                             (dollars in thousands)


                                                                                         Consolidated         Consolidated
                                                                    Cinergy            The Cincinnati Gas           PSI
                                            Cinergy Corp.        Services, Inc.       & Electric Company 1/    Energy, Inc. 1/
                                       ---------------------------------------------------------------------------------------

BALANCE AT DECEMBER 31, 1996                   $ 2,584,454                  $ -          $ 1,545,815          $ 1,029,575

Net Income (loss)                                  253,238                    -              239,153              132,205
Issuance of 65,529 shares of common
   stock - net                                       2,066                    -                    -                    -
Contributions from parent company                        -                    -                    -                    -
Treasury shares purchased                          (46,210)                   -                    -                    -
Treasury shares reissued                            26,740                    -                    -                    -
Dividends on preferred stock                             -                    -                 (871)             (11,795)
Dividends on common stock                         (283,866)                   -             (170,400)            (113,600)
Translation adjustments                               (394)                   -                    -                    -
Other                                                3,172                    -               (3,109)               1,275
                                        -------------------   ------------------   ------------------       --------------

BALANCE AT DECEMBER 31, 1997                   $ 2,539,200                  $ -          $ 1,610,588          $ 1,037,660



1/ See accompanying  consolidating statements of changes in common stock equity.
2/ Par values, authorized shares, and outstanding shares are as follows:
                                            Par Value         Authorized Shares    Outstanding Shares
                                        -------------------   ------------------   ------------------
                                                                          (in thousands)
                                                              ---------------------------------------
                               Cinergy        $0.01                600,000              157,745
                                  CG&E        $8.50                120,000               89,663
                                   PSI     $0.01 stated             60,000               53,914
                                              value
                              Services        $0.05                      - 3/                 - 3/
                           Investments        $0.01                      - 3/                 - 3/


3/ Services and Investments each have authority to issue 100 share of common stock. At December 31, 1997, Services and Investments had 50 shares and 100 shares, respectively, outstanding.



                                  CINERGY CORP.
      CONSOLIDATING STATEMENT OF CHANGES IN COMMON STOCK EQUITY (CONTINUED)


                             (dollars in thousands)

                                               Consolidated
                                                 Cinergy                            Consolidated
                                            Investments, Inc. 1/    Eliminations     Cinergy Corp.
                                            ---------------------------------------------------------

BALANCE AT DECEMBER 31, 1996                     $ 531,057          $ (3,106,447)     $ 2,584,454
                                                                                                -
Net Income (loss)                                  (74,193)             (297,165)         253,238
Issuance of 65,529 shares of common
   stock - net                                           -                     -            2,066
Contributions from parent company                  (33,720)               33,720                -
Treasury shares purchased                                -                     -          (46,210)
Treasury shares reissued                                 -                     -           26,740
Dividends on preferred stock                             -                12,666                -
Dividends on common stock                          (10,427)              294,427         (283,866)
Translation adjustments                               (131)                  131             (394)
Other                                                    -                 1,834            3,172
                                            ---------------      ----------------  ---------------

BALANCE AT DECEMBER 31, 1997                     $ 412,586          $ (3,060,834)     $ 2,539,200



1/ See accompanying  consolidating statements of changes in common stock equity.
2/ Par values, authorized shares, and outstanding shares are as follows:
                                            Par Value         Authorized Shares    Outstanding Shares
                                        -------------------   ------------------   ------------------
                                                                         (in thousands)
                                                              ---------------------------------------
                               Cinergy        $0.01                600,000                157,745
                                  CG&E        $8.50                120,000                   89,663
                                   PSI     $0.01 stated             60,000                 53,914
                                              value
                              Services        $0.05                      - 3/                 - 3/
                           Investments        $0.01                      - 3/                 - 3/


3/ Services and Investments each have authority to issue 100 share of common stock. At December 31, 1997, Services and Investments had 50 shares and 100 shares, respectively, outstanding.


                                  CINERGY CORP.
                      CONSOLIDATING STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                 (in thousands)


                                                                                            Consolidated        Consolidated
                                                                          Cinergy        The Cincinnati Gas          PSI
                                                      Cinergy Corp.    Services, Inc.  & Electric Company 1/   Energy, Inc. 1/
                                                    ---------------------------------------------------------------------------

Operating Activities
   Net income (loss)                                     $ 253,238             $ -            $ 239,153           $ 132,205
  Items providing or (using) cash:
    Depreciation                                                 -             920              163,418             125,659
    Deferred income taxes and investment tax
      credits - net                                             56               -               16,443              35,661
    Equity in earnings of unconsolidated subsidiaries
    Extraordinary item - equity share of windfall
       profits tax
    Allowance for equity funds used during
      construction                                               -               -                  (98)                  -
    Regulatory assets - net                                      -               -               32,822              38,488
    Changes in current assets and current
      liabilities
        Restricted deposits                                      -               -                   (2)               (596)
        Accounts receivable, net of reserves on
           receivables sold                                (70,557)         (5,039)            (105,829)           (149,290)
        Materials, supplies, and fuel                            -               -                6,872              14,944
        Accounts payable                                    (9,795)          5,018               81,569             126,979
        Litigation settlement                                    -               -                    -                   -
        Accrued taxes and interest                          (1,445)          3,799                 (272)             (6,578)
     Other items - net                                      26,768            (821)               4,629              14,630
                                                     --------------   -------------    -----------------      --------------
          Net cash provided by
            operating activities                           198,265           3,877              438,705             332,102

Financing Activities
  Issuance of common stock                                   2,066               -                    -                   -
  Issuance of long-term debt                                     -               -              100,062                   -
  Funds on deposit from issuance of long-term debt               -               -                    -                   -
  Retirement of preferred stock of subsidiaries                  -               -                 (234)            (16,035)
  Redemption of long-term debt                                   -               -             (290,612)            (45,700)
  Change in short-term debt                                 91,421           2,461               86,662              22,120
  Dividends on preferred stock                                                                     (871)            (11,795)
  Dividends on common stock                               (283,866)              -             (170,400)           (113,600)
                                                     --------------   -------------    -----------------      --------------
          Net cash provided by (used in)
            financing activities                          (190,379)          2,461             (275,393)           (165,010)

Investing Activities
  Construction expenditures (less allowance
    for equity funds used during construction)                   -         (13,347)            (156,499)           (141,552)
  Deferred demand-side management costs                          -               -               (9,584)            (10,282)
  Investment in unconsolidated subsidiary
                                                     --------------   -------------    -----------------      --------------
          Net cash used in
            investing activities                                 -         (13,347)            (166,083)           (151,834)

Net increase (decrease) in cash and
  temporary cash investments                                 7,886          (7,009)              (2,771)             15,258

Cash and temporary cash investments at
  beginning of period                                        3,605           7,009                5,120               2,911
                                                     --------------   -------------    -----------------      --------------
Cash and temporary cash investments at
  end of period                                           $ 11,491             $ -              $ 2,349            $ 18,169

1/  See accompanying consolidating statements of cash flows.


                                  CINERGY CORP.
                CONSOLIDATING STATEMENT OF CASH FLOWS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                 (in thousands)

                                                           Consolidated
                                                             Cinergy                              Consolidated
                                                       Investments, Inc. 1/     Eliminations      Cinergy Corp.
                                                     ----------------------------------------------------------

Operating Activities
   Net income (loss)                                       $ (74,193)           $ (297,165)        $ 253,238
  Items providing or (using) cash:
    Depreciation                                                   -                  (920)          289,077
    Deferred income taxes and investment tax
      credits - net                                           15,478                     -            67,638
    Equity in earnings of unconsolidated subsidiaries        (35,239)                                (35,239)
    Extraordinary item - equity share of windfall
       profits tax                                           109,400                                 109,400
    Allowance for equity funds used during
      construction                                                 -                     -               (98)
    Regulatory assets - net                                        -                     -            71,310
    Changes in current assets and current
      liabilities
        Restricted deposits                                        -                     -              (598)
        Accounts receivable, net of reserves on
           receivables sold                                    4,074               109,484          (217,157)
        Materials, supplies, and fuel                              1                     -            21,817
        Accounts payable                                      71,254               (91,729)          183,296
        Litigation settlement                                      -                     -                 -
        Accrued taxes and interest                           (16,918)                    -           (21,414)
     Other items - net                                       (15,122)                2,091            32,175
                                                     ----------------        --------------      ------------
          Net cash provided by
            operating activities                              58,735             (278,239)          $753,445

Financing Activities
  Issuance of common stock                                         -                    -              2,066
  Issuance of long-term debt                                       -                    -            100,062
  Funds on deposit from issuance of long-term debt                 -                    -                  -
  Retirement of preferred stock of subsidiaries                    -                    -            (16,269)
  Redemption of long-term debt                                     -                    -           (336,312)
  Change in short-term debt                                    7,000              (17,853)           191,811
  Dividends on preferred stock                                                     12,666                  -
  Dividends on common stock                                  (10,427)             294,427           (283,866)
                                                     ----------------        --------------      ------------
          Net cash provided by (used in)
            financing activities                              (3,427)             289,240           (342,508)

Investing Activities
  Construction expenditures (less allowance
    for equity funds used during construction)                (5,657)             (11,000)          (328,055)
  Deferred demand-side management costs                            -                   (1)           (19,867)
  Investment in unconsolidated subsidiary                    (29,032)                                (29,032)
                                                     ----------------        --------------      ------------
          Net cash used in
            investing activities                             (34,689)             (11,001)          (376,954)

Net increase (decrease) in cash and
  temporary cash investments                                  20,619                    -             33,983

Cash and temporary cash investments at
  beginning of period                                            682                    -             19,327
                                                     ----------------        --------------      ------------

Cash and temporary cash investments at
  end of period                                             $ 21,301            $       -         $   53,310


1/  See accompanying consolidating statements of cash flows.